SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2010

 (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

 None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On May 31, 2010, Mr. James Lynch tendered his resignation as a Director and as the President and Chief Executive Officer of PhytoMedical Technologies, Inc. (the “Company”) effective as of noon on May 31, 2010. The resignation constituted a termination of the employment agreement between Mr. Lynch and the Company dated March 15, 2010 (the “Lynch Employment Agreement”).  None of the options previously granted to Mr. Lynch pursuant to his Lynch Employment Agreement have vested and the options have been terminated and cancelled.

            On June 1, 2010, Mr. Gary Branning tendered his resignation as a Director of the Company effective as of that date.

            The resignations of Messrs. Lynch and Branning were not due to any disagreement between the Company and each of Messrs. Lynch and Branning.

            On June 3, in order to fill vacancies created by the resignations of Messrs. Lynch and Branning, the Board of Directors appointed each of Messrs. Amit S. Dang and Jeet S. Sidhu to the Company’s Board of Directors.

                Mr. Dang holds a Bachelors degree (B.B.A.) in Finance from Wayne State University (2003), with advanced academic studies in contract, criminal, civil, and policy law; management, finance, logistics, and strategy; and audit theory; from Michigan State University (2003-2004), The University of Michigan (2004-2006), and the Institute of Internal Auditors (2006-2008), respectively.  From May 2005 to August 2005, Mr. Dang was employed as an Accountant at Noir Medical Technologies / Laser Company, and from February 2006 to June 2006, he served as a Business Process and Development Consultant for Sterling Solutions and Systems.  From June 2006 to May 2008, Mr. Dang worked as a Risk and Performance Services Consultant at Crowe Horwath, where he specialized in identifying high-risk areas for public and private companies and helped develop and re-engineer core business processes for greater efficiency and control.  Since May 2008, Mr. Dang has served as the Managing Director for Infinitus Ventures, facilitating the early incubation, capital funding, and development of client companies. Mr. Dang also served as the Interim President and Chief Executive Officer of HepaLife Technologies,

Inc. from October 13, 2009 through May 11, 2010. Mr. Dang was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

            Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance in 1995. From 2002-2009, Mr. Sidhu was Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.  Mr. Sidhu served as a member of the board of directors for U.S. Petroleum Corporation from August 2003 until August 2006.  Since September 2008, Mr. Sidhu has been a director of Entheos Technologies, Inc.   Mr. Sidhu was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

            On June 3, 2010 the Board of Directors also approved the terms of an Interim Executive Services Agreement between the Company and Mr. Dang (the “Executive Services Agreement”) pursuant to which Mr. Dang was appointed the Company’s President and Chief Executive Officer.  Mr. Dang will receive a salary of $5,000 per month during the term of the Executive Services Agreement.  The Executive Services Agreement may be terminated at any time with or without cause by the Company.

 SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

Item 8.01 Other Events.

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description of Exhibit

10.1                 Executive Services Agreement dated June 3, 2010 between the Company and Amit S. Dang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Amit S. Dang

Amit S. Dang

President and Chief Executive Officer

Date: June 4, 2010